Effect of a One Percentage Point Change in Assumed Health Care Cost Trend Rates (Detail) (USD $) In Thousands, unless otherwise specified	12 Months Ended
Jun. 30, 2012
Compensation and Retirement Disclosure [Abstract]
Effect on total of service and interest cost components, 1% increase	$ 221
Effect on total of service and interest cost components, 1% decrease	(185)
Effect on postretirement benefit obligation, 1% increase	4,135
Effect on postretirement benefit obligation, 1% decrease	$ (3,476)